Exhibit 99.2

[START: DESCRIPTION OF SLIDES]







                             The Meditrust Companies




                              Investor Presentation


                                  January 1998

Table of Contents


1    Transaction Overview and Rationale

2    Overview of Meditrust

3    Overview of La Quinta

     Appendix
     A  Additional Meditrust Information
     B  Additional La Quinta Information























                                        2
                                                         The Meditrust Companies

These slides may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are subject to risks and uncertainties. Any such forward-looking statements are not guarantees of future performance. Actual results may differ materially from those in the forward-looking statements as a result of various factors, including general economic and real estate conditions, as well as additional risk factors contained in the companies' filings with the Federal Securities and Exchange Commission.







                                        3
                                                         The Meditrust Companies

                              Transaction Overview






                                                         The Meditrust Companies

Transaction Overview


Summary:            Merger of La Quinta into Meditrust

Transaction Size:   Equity value:      $2,139 million
                    Debt:              $  900 million
                                       --------------
                    Transaction value: $3,039 million

Consideration:      Total consideration valued at $26.00 per La Quinta share

                    Share for share transaction with a cash election of up to $520 million - $6.75 per share if all shareholders elect cash

                    Exchange ratio for stock component to be based on collar mechanism and average Meditrust stock price during agreed upon pricing period prior to closing

                    Special post-merger dividend to distribute La Quinta's accumulated earnings and profits to be included in the purchase price





                                        5
                                                         The Meditrust Companies

Shareholder Agreements:   Principal shareholders representing 28% of La Quinta's
                          share have agreed to vote in favor of the transaction

Break Up Fee:             $75 million, payable if La Quinta pursues an
                          alternative transaction

Management:               Ezzat Coutry, with more than 20 years experience with
                          Marriott prior to joining La Quinta in 1996 as COO, will become CEO of the La Quinta division with the La
                          Quinta management team reporting to him


























                                        6
                                                         The Meditrust Companies

Transaction Rationale


La Quinta offers a strong operating platform to Meditrust:

     Wholly owned hotels, all recently developed or renovated

     High operating margins

     Market leadership in its sector

     Growth opportunities through geographic expansion

     Well established and recognized brand name


La Quinta offers the following financial benefits to Meditrust:

     Significantly accretive in the first 12 months of combined operations

     La Quinta has proven to be less earnings sensitive in an economic downturn

     La Quinta's recent $270 million renovation program limits near term capital expenditure requirements

     Strong and growing cash flows










                                        7
                                                         The Meditrust Companies

   Combined company will be one of the largest publicly traded REITs with pro forma equity market and total market capitalization in excess of $5.2 and $7.5 billion, respectively

   Paired-share structure allows Meditrust to capture 100% of hotel economics as owner/operator of hotel properties and owner of La Quinta brand name

   Strong combined management team with extensive industry and capital raising experience



                                        8
                                                         The Meditrust Companies

Meditrust Selected Financial Data(1)

[START: BAR CHARTS]

(Figures in millions)

        Total Revenues                          Funds from Operations

1993  1994  1995  1996  1997E               1993  1994  1995  1996  1997E
$150  $173  $209  $254  $299                $78   $96   $137  $179  $192

       4 Yr CAGR: 18.7%                           4 Yr CAGR: 25.4%

[END: BAR CHARTS]

(1) 1997 based on analyst estimates




















                                        9
                                                         The Meditrust Companies

La Quinta Selected Financial Data(1)

[START: BAR CHARTS]

(Figures in millions)

           Revenues                                    EBITDA

1993  1994  1995  1996  1997E               1993  1994  1995  1996  1997E
$272  $362  $414  $443  $503                $104  $149  $186  $206  $240

       4 Yr CAGR: 16.6%                           4 Yr CAGR: 23.3%

[END: BAR CHARTS]

(1) 1997 based on analyst estimates




















                                       10
                                                         The Meditrust Companies

Selected Income and Capitalization Information


(Figures in millions)

                                 1997E(1)                                               1997E(2)
                           Meditrust   La Quinta                                 Meditrust    La Quinta(3)
Total Revenues               $299          $503         Debt                       $1,399          $900
EBITDA                        282           240         Equity Market Value        $3,230        $2,139
FFO/Net Income to Common      192            81         Total Market Cap.          $4,629        $3,039
FFO/Earnings Per Share      $2.52         $1.01         Total Debt/Total              30%           30%
                                                        Market Cap.


(1) Based on analyst estimates
(2) Based on company estimates
(3) Calculated at $26 purchase price










                                       11
                                                         The Meditrust Companies

Meditrust FFO Payout History

   Over the past five years Meditrust's FFO Payout has increased by 3.0% CAGR, while its dividend payout ratio has decreased from approximately 95% to 90%

   With the Santa Anita acquisition, Meditrust's projected FFO payout ratio for 1998 would have increased to approximately 100%

   With the La Quinta transaction, the pro forma 1998 payout ratio is estimated to be less than 90%



[START: BAR CHART]


FFO Payout                              FFO Payout Ratio
1992  1993  1994  1995  1996  1997      1992    1993    1994    1995    1996    1997
$2.05 $2.11 $2.18 $2.25 $2.31 $2.38     95.44%  93.75%  92.05%  90.72%  89.81%  94.00%










                                       12
                                                         The Meditrust Companies

                               Meditrust Overview








                                                         The Meditrust Companies

Meditrust Overview



   One of four publicly traded paired share REITS

   Largest Healthcare REIT

   Increasing dividends for 47 consecutive quarters

   Total investment of $2.6 billion in 491 health care facilities in 41 states with 38 different operators as of September 30, 1997

   $3.2 billion equity market capitalization as of December 31, 1997 with Santa Anita

   Estimated 1997 FFO per share of $2.52

   25.4% FFO CAGR over past 4 years

   Reaffirmed investment grade credit rating from Moody's and Standard & Poors



                                       14
                                                         The Meditrust Companies

Organization Chart


                               Paired Certificate

             Meditrust                                  Meditrust
                REIT                                Operating Company

         Board of Directors                        Board of Directors
    Abraham D. Gosman, Chairman                Abraham D. Gosman, Chairman

             President                           Chief Executive Officer
          David F. Benson                           Abraham D. Gosman

   Chief      Sr. Vice      Chief            CEO          CEO
 Operating    President   Financial      Santa Anita   La Quinta        EVP
  Officer     Corporate    Officer        Companies                Acquisitions
Michael F.     Counsel    Laurie T.       William C.    Ezzat S.      (Open)
  Bushee     Michael S.     Gerber          Baker       Coutry
              Benjamin









                                       15
                                                         The Meditrust Companies

Meditrust Strategies






                         Thoroughbred       Inpatient
                         Horse Racing       Healthcare

                          REIT                Ancillary
                     Consolidation            Healthcare

                                    Meditrust

                       Hospitality               Golf

                          Real Estate         Retirement
                          Development         Communities






                                       16
                                                         The Meditrust Companies

                               La Quinta Overview


                                                         The Meditrust Companies

Company History



1968     Founded in San Antonio, Texas

1972     Initial public offering

1992 Assembled new management team led by Gary L. Mead, President and CEO, that restructured the business and consolidated the ownership of all the hotels

1994     First major renovation program (Image Enhancement Program) completed

1996     Commenced development and opening of first Inn and Suites Hotels

1997 Second major renovation program (Gold Medal Rooms Program) completed Inn and Suites product reaches 36 hotels with 26 additional properties under construction

















                                       18
                                                         The Meditrust Companies

Company Profile




   Fully integrated lodging company focused on the midprice sector without food and beverage facilities

     La Quinta Inns

     La Quinta Inn & Suites

   270 properties in 28 states with approximately 35,000 rooms by December 31, 1997

   Estimated 1997 revenues over $500 million and EBITDA of $240 million

   EBITDA projected to increase in 1998 by approximately 20%

     First full marketing year for renovated Inns

     36 Inn and Suites on line for whole year, with 29 to 34 new properties scheduled to open in 1998

     New management systems recently put in place


                                       19
                                                         The Meditrust Companies

Competitive Strengths




   Ranked as one of the largest and most profitable lodging companies

   Market leadership

   Well recognized, established brand name

   High quality, recently developed or renovated hotels

   Geographically diverse, with room for expansion

   Successful development track record

   Strong and growing revenues and cash flows

   Strong management team with proven industry experience

   Ability to be consolidator in this sector

   Investment grade credit rating



                                       20
                                                         The Meditrust Companies

Strong Management Team (1)



                                                                        Indusry
Name                     Position                                     Experience

Ezzat S. Coutry          President and Chief Executive Officer         21 years

Steven T. Schultz        SVP - Development                             20 years

Stephen B. Hickey        SVP - Marketing                               25 years

William S. McCalmont     SVP and Chief Financial Officer               13 years

John F. Schmutz          VP, General Counsel and Secretary             18 years

Average Industry Experience                                            19 Years



(1) Post transaction closing







                                       21
                                                         The Meditrust Companies

                                   Appendices


















                                                         The Meditrust Companies

                        Additional Meditrust Information





                                                         The Meditrust Companies

Consistent Growth in Real Estate Investments


[START: BAR CHART]

($ in Millions)

--------------------------------------------------------------------------------
1988   1989   1990   1991   1992     1993     1994     1995     1996     1997E
--------------------------------------------------------------------------------
$506   $672   $782   $889   $1,081   $1,288   $1,550   $1,855   $2,286   $2,786
--------------------------------------------------------------------------------
  69%    33%    16%    14%      22%      19%      21%      20%      21%      22%
--------------------------------------------------------------------------------


[END: BAR CHART]




                                       24
                                                         The Meditrust Companies

Growth Strategy

Elderly Care: The Spectrum of Health Care Delivery Options


          -------------    -----------    -------------

             "no-go"        "slow-go"        "go-go"

          -------------    -----------    -------------




          -------------    -----------    -------------

           Traditional
            Geriatric       Assisted       Independent
             Nursing         Living           Living
              Home          Facility

          -------------    -----------    -------------


          Acuity                                            Lower
Higher                                                           Acuity










                                       25
                                                         The Meditrust Companies

Investments by Type of Facility



[START: PIE CHART]


As of September 30, 1997



Psychiatric; Alcohol and Substance Abuse (1%)

Acute Care Hospital Campus (3%)

Medical Office Buildings (7%)

Rehab Services (10%)

Retirement and Assisted Living (22%)

Nursing Homes (57%)


[END: PIE CHART]


                                       26
                                                         The Meditrust Companies

Investments by Operator


[START: PIE CHART]


As of September 30, 1997


Other Non Public (19%)

Sun Healthcare* (15%)

Other Public (13%)*:
     Alternative Living Services
     ARV Assisted Living
     Assisted Living Concepts
     Columbia
     Genesis
     HealthSouth Rehabilitation
     Karrington Health
     Mariner
     Multicare
     Sterling House Corporation
     Youth Services International

Emeritus Corporation* (8%)

Horizon/CMS* (5%)

Springwood Associates (5%)

Harborside* (4%)

Health Asset Realty Trust (4%)

Tenet* (3%)

Integrated Health Services* (2%)

Life Care Centers of America (22%)



*Public Companies approximate 50% of total operator base

[END: PIE CHART]



                                       27
                                                         The Meditrust Companies

Dividend Growth - 47 Consecutive Increases




[START: LINE CHART]

1992      1993      1994      1995      1996      1997
$2.46     $2.54     $2.62     $2.70     $2.78     $2.86*



*Analyst Projections prior to announcement of Santa Anita acquisition


[END: LINE CHART]


                                       28
                                                         The Meditrust Companies

Average Annual Total Return


[START: BAR CHART]


Since Inception*


Meditrust 22%

S&P       16%

NAREIT    10%


*1985-1996


[END: BAR CHART]



                                       29
                                                         The Meditrust Companies

                        Additional La Quinta Information













                                                         The Meditrust Companies

High Quality, Recently Renovated Hotels


Image Enhancement Program:

     Completed in 1994

     Cost: $70 Million

          Brighter and more fully
          landscaped exteriors

          Improved signage and logo

          Full lobby renovation

          5% occupancy increase after first
          year of program



Gold Medal Rooms Program:

     Completed in 1997

     Cost: $200 million

          Completely redesigned interiors
          for maximum functionality and
          superior appearance

          Enhanced entertainment system
          to rival upscale hotels

          Interior parallel of Image
          Enhancement Program

     Favorable impact expected for 1998




                                       31
                                                         The Meditrust Companies

Geographically Diverse Portfolio of Hotels*



[MAP OF USA SHOWING LOCATIONS OF INNS AND INNS & SUITES]


 36 Inn & Suites  (4,592 rooms)
234 Inns         (30,180 rooms)
270 Properties   (34,772 rooms)



*As of December 31, 1997


                                       32
                                                         The Meditrust Companies

Lodging Industry Overview


   The United States hotel industry has experienced dramatic growth and record profitability during the past five years

   Lodging industry profit has sharply rebounded from 1992 and is forecasted to remain strong

   Room revenues in the "mid price sector without food and beverage facilities" have recorded 16.3% CAGR over the period 1990 to 1996 - by far the fastest growing lodging sector

   La Quinta is the largest independent operator in the "midprice sector without food and beverage facilities" and the only operator to own and operate nearly 100% of its branded hotels



[START: BAR CHART]

                U.S. Lodging Industry - Estimated Profitability
                -----------------------------------------------


1992      1993      1994      1995      1996      1997            1998P
 0.0       2.4       5.5       8.5      12.5      14.6      15.5 - 16.5

Source: Smith Travel Research


[END: BAR CHART]



                                       33
                                                         The Meditrust Companies

Lodging Market Overview


Total Industry Supply Data (as of October 1997): 3,532,761 Total Hotel Rooms



[START: PIE CHART]


Budget 16.4%

Upper Upscale 16.6%

Upscale 14.9%

Midprice w/F&B 25.0%

Midprice w/o F&B 9.7%

Economy 17.4%



Source: Data provided by Smith Travel Research




[END: PIE CHART]


                                       34
                                                         The Meditrust Companies

Chain Supply & Profit Shares 1996




[START: BAR CHART]




          Upper              Midprice  Midprice
         Upscale   Upscale   with F&B  w/o F&B   Economy   Budget    Independent

Supply    12.7%     7.3%      19.9%     7.9%      12.0%     6.9%        33.3%

Profit    37.0%    15.7%       5.5%     9.0%      12.7%     1.9%        18.2%


[END: BAR CHART]



Statistics on Compound Annual Growth, 1990 - 1996:

Demand         2.3%   5.5%   0.1%   11.3%   4.6%   -1.2%   -0.7%
Supply         1.0%   3.7%  -0.1%   10.8%   4.7%    0.9%   -0.9%
Rm Revenues    6.0%   9.3%   2.5%   16.3%   7.2%    1.2%    2.5%

Source: Copyright 1997 Smith Travel Research
1996 Total room supply was 3.43 million rooms and profit $12.5 billion


                                       35
                                                         The Meditrust Companies

La Quinta Hotel Operating Statistics



ADR                 $44.33   $46.25   $47.65   $51.07   $53.83   $56.86
RevPAR              $29.08   $30.20   $33.40   $36.17   $37.06   $39.45
Occupancy             65.6%    65.3%    70.1%    70.8%    68.9%    69.4%
------------------------------------------------------------------------
                    1992     1993     1994     1995     1996     1997

Total Hotels
  in Operation         169      211      266      235      248      270

Total Rooms         21,700   27,000   29,100   30,000   32,000   34,900






                                       36
                                                         The Meditrust Companies

Profile of Lodging Sector


Total Industry Supply Data
(as of October 1997):
                              3,532,761 Total Hotel Rooms
                              2,400,961 Total Chain Controlled Rooms
                              1,131,800 Total Independent Rooms


Midprice w/o F&B

Avg. ADR: $59
Name                     # of Rooms
Comfort Inn*                 93,954
Hampton Inn*                 75,854
Holiday Inn Express*         51,011
La Quinta                    33,226
Comfort Suites*              11,895
Country Inn & Suites*         7,549
Drury Inn                     7,351
Amerisuites                   7,182
Shilo Inn                     5,072
Amerihost                     3,736
Other Chains                 24,000
Independents                 21,941

Total Segment               342,771
% of Industry                  9.7%
Total Chain Controlled      320,830
% of Industry                  9.1%



* Indicates predominantly franchised chains.



Note: Data provided by Smith Travel Research
      Midprice breakdown F&B and w/o F&B based on Salomon Smith Barney Estimates and Independents allocated according to price point



                                       37
                                                         The Meditrust Companies